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                                                                   EXHIBIT 10.37



                   AMERICAN SECURITIES TRANSFER & TRUST, INC.



                AGREEMENT APPOINTING TRANSFER AGENT AND REGISTRAR
                -------------------------------------------------


     THIS AGREEMENT is made and entered into this 19 day of October, 1998, by and between the following:

     (a) AMERICAN SECURITIES TRANSFER & TRUST, INC. ("AST"), a Colorado corporation, whose address is 1825 Lawrence Street, Suite 444, Denver, Colorado 80202; and

     (b) Implant Sciences Corp, (the "Company"), a corporation organized under the laws of the State of Mass., whose business address is 107 Audubon Road, Wakefield, MA 01880.

     IN CONSIDERATION of the covenants and agreements set forth herein, the parties agree as follows:

     1. APPOINTMENT OF TRANSFER AGENT AND REGISTRAR. The Company hereby appoints AST as transfer agent and registrar of all of the shares of the Company's capital stock as described below:

                                Shares Authorized by the
        Stock Class            Articles or Certificate of    Shares Issued
        (Par Value)                  Incorporation          and Outstanding
        -----------            --------------------------   ---------------
Common Stock         $.10              20,000,000              4,372,291
Preferred Stock      $.10               5,000,000                      0


By special resolution adopted by the Company's Board of Directors, AST may, from time to time, be appointed as transfer agent for additional classes of the Company's stock and may be appointed to act in the capacity of dividend disbursing agent, warrant agent, exchange agent, redemption agent, escrow agent or any other similar capacity as may be agreed upon by AST and the Company.

     2. FEES. The Company shall pay to AST such fees for AST's services as are set forth in the Fee Schedule (as presented in AST's proposal or attached hereto as Exhibit A) incorporated herein, and shall reimburse AST for all extraordinary out-of-pocket expenses incurred in the performance of its duties hereunder. Such Fee Schedule may be amended by AST from time to time upon thirty (30) days advance written notice from AST to the Company.



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     3.   INSTRUCTIONS. At any time AST may apply to the Company or its counsel for instructions or information, and may consult with its own counsel, with respect to any matter arising in connection with the agency created hereby and AST shall not be liable for any action taken or omitted in accordance with such instructions, information or the advice or opinion of such officer or counsel. AST shall not be liable for acting upon any paper or document believed by it to be genuine and to have been signed by the proper person(s) and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Company. AST shall also not be liable for recognizing stock certificates which it reasonably believes bear the proper manual or facsimile signatures of the officers of the Company and the proper counter-signature of a transfer agent or registrar, or of a co-transfer agent or co-registrar. AST, if it so elects, may rely conclusively, for any and all purposes, upon any advices of transfer or transfers made in the course of transferring or registering original issuances, retirements or cancellation of shares; upon advices of stop transfer orders placed, released or in effect against outstanding certificates; and upon any certification or notification as to the number of shares issued, the certificates representing such shares and other information which AST may receive from time to time from any co-transfer agent or co-registrar. AST shall further not be liable for relying upon all information contained in Certification of Corporate Secretary or otherwise supplied to AST by the Company in accordance with the terms of this Agreement.

     4. TERM. This Agreement shall be effective, subject to receipt of documents referenced in Section 17 of this Agreement, commencing on the date of this Agreement as set forth above and shall continue in effect until terminated in accordance with the terms hereof.

     5. OTHER PROVISIONS. The additional terms and conditions on the attachment hereto entitled "Other Conditions and Agreements" (Sections 6 through 22) are incorporated herein by this reference and made a part of this Agreement.

     EXECUTED as of the date and year first written above.

AMERICAN SECURITIES TRANSFER
& TRUST, INC.                                _________________________________







By /s/ Illegible                             By /s/ Anthony Armini
   ----------------------------------           ------------------------------
                                                     Anthony Armini
Its Marketing Officer                            President/Chief Officer
    ---------------------------------



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     OTHER CONDITIONS AND AGREEMENTS
     -------------------------------

     6. ORIGINALLY ISSUED SHARES. AST is hereby authorized to originally issue, register and countersign certificates of the Company's stock covered by this Agreement upon being furnished with an appropriate written request signed by an officer of the Company, a certified copy of a resolution of the Board of Directors or a copy of the Board of Directors minutes authorizing such original issue and, if specifically requested by AST, an opinion of counsel concerning the status of such stock, including shares which are reserved for specific purposes, under the Securities Act of 1933 and other applicable Federal or State statute (i.e., if registration is necessary, the effective date of the registration statement or, if exempt, the specific basis therefor).

     7. TRANSFER OF OUTSTANDING SHARES. AST is hereby authorized to accept for transfer any outstanding certificates representing the Company's stock covered by this Agreement, and to issue and countersign new certificates in place thereof, except that AST may refuse to transfer such certificate if it in good faith believes that the certificate, when surrendered for transfer, is not validly or genuinely endorsed or is otherwise not valid. AST incurs no liability and assumes no responsibility with respect to the transfer of restricted securities when Company's counsel advised AST that such transfer may be properly effected. AST reserves the right to refuse to transfer shares until it is satisfied that the requested transfer is legally authorized and it shall incur no liability for the refusal in good faith to make transfers which it, in its judgment, believes may be improper, unauthorized or for any other reason not permitted by law. AST may, in effecting transfers, rely upon the Securities Act of 1933, the Securities Exchange Act of 1934, any state securities law, and rules and regulations promulgated pursuant to such laws, the Simplification Acts or the Uniform Commercial Code in transferring or refusing the transfer of any securities, included but not limited to provisions relating to adverse claims. In cases in which AST is not directed or otherwise required to maintain the primary records of stockholders' accounts (i.e., co-transfer agent), AST shall not be liable for any loss which may arise by reason of not having such records where AST has exercised ordinary diligence. AST shall be under no duty to use a greater degree of diligence by reason of not having such records.

     8. TRANSFER OR CANCELLATION OF TREASURY SHARES. AST is hereby authorized to transfer or cancel certificates of the Company's stock covered by this Agreement in the name of or belonging to the Treasury of the Company, upon receipt of the certificate(s) endorsed by an officer of the Company, a certified copy of a resolution of the Board of Directors authorizing such endorsement and such transfer or cancellation, and, in the case of a transfer only, an opinion of counsel as described in paragraph 6 above.

     9. LOST OR DESTROYED CERTIFICATES BY MAIL. In accordance with the Board of Directors' resolution contained in the Certification of Corporate Secretary, AST may issue or register new certificates to replace certificates represented to have been lost, stolen or destroyed upon receiving an open penalty bond issued by a surety company satisfactory to AST. AST is further authorized in its discretion to issue or register a new certificate in exchange for, and upon surrender of, an identifiable but mutilated stock certificate.



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     10.   DELIVERY OF CERTIFICATES BY MAIL. AST is hereby authorized to forward stock certificates, warrants and other securities of the Company by mail in accordance with the terms of a blanket bond or other satisfactory indemnity covering nonreceipt of such mailed instruments. Said bond shall name, directly or indirectly, the Company and AST as obligees. In the event of the nonreceipt of such certificates mailed by AST, the Company hereby authorizes the issuance of new certificates for a like amount in place thereof upon receipt of a properly executed affidavit and proof of loss or non-receipt provided for under said blanket bond and the issuance by the surety company of an assumption of the loss under said blanket bond, all without further action or approval of the Board of Directors or the officers of the Company.

     11. UNCLAIMED OR UNDELIVERED STOCK CERTIFICATES. Where a stock certificate, for any reason, is in the possession of AST and has not been claimed by the registered holder or cannot be delivered to the registered holder through usual channels, AST shall continue to hold said certificate for the registered holder subject to applicable escheat or other laws.

     12. BOOKS AND RECORDS. AST is hereby authorized to establish and maintain such books and records as may be required for the performance of its agency duties and responsibilities, and to establish and maintain ledgers for the Company and to make entries therein of all certificates issued, canceled and transferred. AST may deliver to the Company from time to time at its discretion, for safekeeping or disposition by the Company in accordance with law, such records, papers, stock certificates which have been cancelled in transfer or exchanges and other documents accumulated in the execution of its duties hereunder as AST may deem expedient, other than those which AST is itself required to maintain pursuant to applicable laws and regulations. Upon delivery of such records, the Company shall assume all responsibility for any failure thereafter to produce any record, paper, cancelled stock certificate or other document so returned, if and when required. AST will endeavor to notify the Company of, and will follow instructions received from the Company with respect to, any request or demand for the inspection of the Company's stock books. However, AST reserves the right to exhibit the records to any person if it is advised by its counsel that it may be held liable for the failure to exhibit such records to such person.

     13. STOCK CERTIFICATES AND SIGNATURES. The Company shall furnish AST with a sufficient supply of blank stock certificates and from time to time will renew such supply upon the request of AST. Such blank stock certificates shall be properly signed by the officers of the Company authorized by law or by the Company's Bylaws to sign stock certificates and, if requested, shall bear the corporate seal or facsimile thereof.

     The Company shall promptly file with AST written notice of any change in the officers authorized to sign stock certificates, written instructions or requests, together with specimen signature of each newly authorized officer. In case any officer of the Company who has properly signed blank stock certificates shall die, resign or be removed prior to the issuance of such certificates, AST as transfer agent and/or as registrar may issue or register such stock certificates as the stock certificates of the Company notwithstanding such death, resignation or removal; and the



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Company shall file promptly with AST such approval, adoption or ratification as ma be required by law.

     14. INDEMNIFICATION. AST shall not be liable for any act or omission in connection with this agency or the performance of its duties as transfer agent taken in good faith, with due diligence and without gross negligence or willful misconduct. The Company assumes full responsibility and shall indemnify AST and save it harmless from and against any and all actions or suits, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of the agency relationship or the performance of AST's duties as transfer agent, where AST has acted without gross negligence or willful misconduct. AST shall not be under any obligation to prosecute or defend any action or suit in respect to any agency relationship or its duties as transfer agent which, in its sole judgment, may subject it to expense or liability. In any action or suit, the Company shall, as often as requested, furnish AST with satisfactory indemnity and security against any expense or liability growing out of such action or suit by or against AST. In addition, the Company shall provide AST with any books, records, memoranda or other documents required by AST to prosecute or defend any claim or action.

     15. PREVIOUS TRANSFER AGENT. The Company shall indemnify, protect and hold AST harmless from any liability arising from any actions, or failures to act, on the part of any previous stock transfer agent(s) used by the Company, specifically including, but not limited to, liability arising from lack of completeness or validity of the records maintained by any such previous transfer agents or provided to AST by such previous stock transfer agents.

     AST agrees to exercise reasonable diligence in converting the records and information of any such previous stock transfer agent to AST's system, and in researching the records of any such previous stock transfer agent to identify and resolve errors and discrepancies contained therein.

     16. COMPLIANCE WITH LAW. AST may, without liability to the Company, refuse to perform any act in connection with this agency where, in good faith reliance upon opinion of counsel, it believes that such act may subject it or its officers or employees to civil or criminal liability under any law of any state or of the United States and, in particular, under the Securities Act of 1933 and the Securities Exchange Act of 1934.

     17. NECESSARY DOCUMENTATION. Prior to the effective date of this Agreement, the Company shall furnish AST with the following documents:

           (a) A Certification of the Secretary of the Company which Certification shall be in the form of the Certification of Corporate Secretary and shall have attached thereto copies of the following documents:

                 (i) Specimen stock certificates for each class of stock (outstanding or to be outstanding) of the Company for which AST is being appointed transfer agent and registrar.



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                 (ii)    A copy of the Company's Articles and Certificate of
Incorporation, and all amendments thereto, certified by the Secretary of State of the State of the Company's incorporation.

                 (iii) A copy of the Bylaws of the Company and all amendments thereto certified by the Secretary of the Company.

                 (vi) If applicable, a shareholder list, certified by the Secretary of the Company or the previous transfer agent which AST is succeeding, showing the number and the date of each outstanding certificate, the name in which issued, the number of shares represented thereby, the address and taxpayer identification number of the stockholder, all restricted or legended certificates, all stop transfer orders in respect to such certificate and the reason for such order and, finally, all certificates issued as replacements for those reported lost, stolen, or destroyed.

           (b) Any additional information or documents as may be specifically requested by AST in connection with this Agreement or the performance of its duties including, without limitation, an opinion of counsel concerning the status of the Company's stock under the Securities Act of 1933 and any other applicable Federal or State statute (i.e., if registration occurred, the effective date of such registration statement or, if exempt, the specific basis therefor).

     18. FUTURE AMENDMENTS OF CHARTER AND BYLAWS. The Company shall file with AST certified copies of all amendments to its articles of incorporation or bylaws made after the date of creation of the agency.

     19. TERMINATION. The Company may terminate this Agreement by providing written notice to AST which notice shall be effective as of the first calendar month-end thirty (30) days after AST's receipt of the Company's termination notice. At AST's election, however, the Company shall not be entitled to terminate AST services under this Agreement until the Company has paid to AST all amounts due it under this Agreement. AST further reserves the right to terminate this Agreement as of such month-end by similar thirty (30) days' notice to the Company, or on notice to the Company in the event of a disagreement concerning the lawfulness of any transfer or other action requested by the Company, failure to timely pay fees due AST or other cause, whether or not similar to the foregoing. Upon termination of this Agreement by either party, the Company shall pay AST such fees and expenses established in the then effective Fee Schedule, and the Company shall reimburse AST for all costs and expenses incurred in connection with termination including, without limitation, charges for the shipment of records and other similar charges.

     20. SECURITY INTEREST. AST shall have a security interest in all records of the Company which it maintains pursuant to this agency, and all canceled and blank certificates' of the Company, to secure payment of any fees, charges or other amounts due AST from the Company pursuant to this Agreement.



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     21.   ATTORNEY'S FEES. If either party commences legal action against the other for damages or breach hereof or to otherwise enforce any remedy hereunder, the prevailing party shall be entitled to recovery from the other party any and all of its costs and expenses, including reasonable attorney's fees, as may be incurred.

     22. GENERAL PROVISIONS. This Agreement shall be construed and governed by the laws of the State of Colorado and shall be binding upon the parties hereto and their successors and assigns. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement (except for any amendments made by AST pursuant to Section 2 above) may not be modified or amended or any term or provisions hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced. The headings of this Agreement are for convenience in reference only and shall not limit or otherwise affect the meaning hereof. In the event of any controversy arising out of this Agreement, the parties hereto consent to the jurisdiction of the District Court of the City and County of Denver, Colorado. This Agreement may be executed in counterparts and facsimile signatures of any party shall be binding and enforceable.




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